EXHIBIT NO. 10.139

             FIRST AMENDMENT TO PURCHASE AGREEMENT FOR REAL PROPERTY


    THIS FIRST AMENDMENT TO PURCHASE AGREEMENT FOR REAL PROPERTY entered into the 23rd day of February, 1998 by and between IB
BRELL, L.P. ("Seller") and MACK-CALI REALTY, L.P. ("Buyer").

                                                 WITNESSETH THAT:

    WHEREAS, Seller and Buyer have entered in that certain Purchase Agreement for Real Property dated February 4, 1998 ("the Agreement") for the sale by Seller and acquisition by Buyer of certain real property and improvements located at 10 Mountainview
Road, Upper Saddle River, New Jersey; and
    WHEREAS, Seller and Buyer desire to amend the said Agreement as herein specifically set forth.
    NOW THEREFORE, Seller and Buyer hereby agree to amend the Agreement as follows:
    1. Section 2.4 through 2.7 are hereby deleted and the following is hereby inserted in lieu thereof:
                             "2.4 EFFECTIVE DATE.  The effective date of this
                  Agreement is February 23, 1998. ("Effective Date").
                             2.5 OUTSIDE DATE.  The last day that Closing may
                  occur shall be February 25, 1998 at 5:00 p.m.
                             2.6 TITLE APPROVAL PERIOD.  The "Title Approval
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                  Period" shall end on February 24, 1998 at 5:00 p.m.
                             2.7 FEASIBILITY PERIOD. The "Feasibility Period"
                  shall end on February 24, 1998 at 5:00 p.m."
    2. The date "February 9, 1998" appearing in the second line of Section 4.4 is hereby deleted and the date "February 24, 1998" is hereby inserted in lieu thereof.
    3. The following language is added at the end of subsection 3.23 on page 4. "Notwithstanding the foregoing, either Seller or Buyer shall have the right at such time as the within transaction shall close to make a public announcement or set forth on Exhibit "N" attached hereto.
    4. Exhibit "N" as attached hereto is hereby added to the Lease.
    5. Notwithstanding the language of Section 7.5 Seller shall pay the realty transfer fee for the Property and Buyer shall pay all charges for the title insurance, commitments, and premiums (Standard Premiums, extended endorsements and coverages).
    6. Except as herein specifically modified, all of the provisions of the original Agreement shall remain in full force and effect.
    IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to Purchase Agreement for Real Property the date and
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year first above written.
"BUYER"

Mack-Cali Realty, L.P. a Delaware Limited Partnership

    By:  Mack-Cali Realty, Corporation
                  a Maryland Corporation


                  By:        _______________________________________



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